CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2020
Disclosure of Capital Management [Abstract]
CAPITAL MANAGEMENT	CAPITAL MANAGEMENT
Our partnership’s approach to capital management is focused on maximizing returns to unitholders and ensuring capital is deployed in a manner consistent with achieving our investment return objectives.
Invested Capital, which tracks the amount of capital that has been contributed to our partnership, is a measure we utilize to assess returns on capital deployed, relative to targeted returns. Investment decisions are based on, amongst other measures and factors, targeted returns on Invested Capital of 12% to 15% annually over the long-term. We measure return on Invested Capital as Adjusted Funds from Operations (“AFFO”), less estimated returns of capital on operations that are not perpetual in nature, divided by the weighted average Invested Capital for the period.
We define AFFO as FFO less capital expenditures required to maintain the current performance of our operations (maintenance capital expenditures). We define Invested Capital as partnership capital removing the impact of the following items: non-controlling interest - in operating subsidiaries, retained earnings or deficit, accumulated other comprehensive income and ownership changes.

US$ MILLIONS	2020	2019
Partnership Capital	$21,673	$22,177
Remove impact of the following items since inception:
Non-controlling interest - in operating subsidiaries	(13,954)	(14,113)
Deficit	2,752	2,048
Accumulated other comprehensive income	(731)	(705)
Ownership changes	(527)	(398)
Invested Capital	$9,213	$9,009
The following table presents the change in Invested Capital during year ended December 31, 2020:

US$ MILLIONS	2020	2019
Opening balance	$9,009	$8,156
Issuance of preferred units and preferred shares, net of repurchases	195	72
Issuances of limited partnership units and redeemable partnership units, net of repurchases	9	781
Ending balance	$9,213	$9,009
Weighted Average Invested Capital	$9,067	$8,563